EXHIBIT 10.4

EIGHTH MODIFICATION TO
LOAN AND SECURITY AGREEMENT

This Eighth Modification to Loan and Security Agreement (this “Amendment”) is entered into as of September 4, 2013, by and among THE PRIVATEBANK AND TRUST COMPANY (the “Bank”), LIFEWAY FOODS, INC., an Illinois corporation (“Lifeway”), FRESH MADE, INC., a Pennsylvania corporation (“FMI”), HELIOS NUTRITION LIMITED, a Minnesota corporation (“Helios”), PRIDE OF MAIN STREET DAIRY, LLC, a Minnesota limited liability company (“Pride”), and STARFRUIT, LLC, an Illinois limited liability company (“Starfruit”), and LIFEWAY WISCONSIN, INC., an Illinois corporation (“LWI” and together with Lifeway, FMI, Helios, Pride and Starfruit being sometimes collectively referred to as the “Borrowers”).

RECITALS

WHEREAS, the Bank and the Borrowers (other than LWI) previously entered into a Loan and Security Agreement dated February 6, 2009, as amended by that certain First Modification to Loan and Security Agreement dated as of August 13, 2009, by that certain Second Modification to Loan and Security Agreement dated November 12, 2009, by that certain Third Modification to Loan and Security Agreement dated February 6, 2010, by that certain Fourth Modification to Loan and Security Agreement dated as of April 20, 2011, by that certain Fifth Modification to Loan and Security Agreement dated as of June 20, 2011, by that certain Sixth Modification to Loan and Security Agreement dated as of June 13, 2012 and by that certain Seventh Modification to Loan and Security Agreement dated as of May 14, 2013 (as modified, the “Loan Agreement”), pursuant to which the Bank made available to the Borrowers a credit facility.

WHEREAS, the Borrowers desire, and the Bank is willing, to extend the 2013 Term Loan (as hereinafter defined) to Borrowers, all upon and subject to the terms and conditions set forth in this Amendment; and WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.   Definitions.

(a) Undefined Terms. Unless the context otherwise provides or requires, capitalized terms used herein which are not defined herein shall have the meanings ascribed to them in the Loan Agreement; provided, however, that all references in the Loan Agreement to (a) “Obligations” shall, in addition to the definition set forth in the Loan Agreement include, but not be limited to, the duties and obligations of the Borrowers under this Amendment, and (b) “Loan Documents” shall, in addition to the definition set forth in the Loan Agreement include, but not be limited to, this Amendment and the documents and instruments to be delivered pursuant to this Amendment.

(b) Additional Defined Terms. When used herein and in the Loan Agreement, the following additional tern’s are added to Section 1 (Definitions) of the Loan Agreement and shall have the following meanings:

“2013 Term Loan” shall mean the Term Loan in the amount of $5,000,000 made by the Bank to Borrowers on or about the date hereof and secured by a mortgage or deed of trust on the Waukesha Property.

“2013 Term Loan Note” shall mean the Promissory Note executed by the Borrowers in connection with the 2013 Term Loan.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Hedging Obligation” means, with respect to any Hedging Guarantor, any Hedging Obligation if, and to the extent that, all or a portion of the guarantee by such Hedging Guarantor of, or the grant by such Hedging Guarantor of a security interest to secure, such Hedging Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Hedging Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee or the grant of such security interest becomes or would become effective with respect to such Hedging Obligation or (b) in the case of a Hedging Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Hedging Guarantor is a “financial entity,” as defined in Section 2(h)(7)(C)(i) the Commodity Exchange Act (or any successor provision thereto), at the time the guarantee of such Hedging Guarantor becomes or would become effective with respect to such related Hedging Obligation. If a Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Hedging Guarantor” means any Borrower or any other Obligor who guarantees the Hedging Obligations of any other Borrower or Subsidiary to the Bank or any of its Affiliates. For the avoidance of doubt, any Borrower or other Obligor that is a direct obligor of the Hedging Obligations shall not be deemed a Hedging Guarantor in respect of such Hedging Obligations to the extent such Borrower is such a direct obligor of such Hedging Obligations.

“Waukesha Property” shall mean that property owned by LWI located at 2101 Delafield Street, Waukesha, Wisconsin 53188.

(c) Amended and Restated Defined Terms. When used herein and in the Loan Agreement, the following terms shall have the following amended and restated meanings:

“Hedging Obligation” shall mean every obligation of any Borrower or other Obligor whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Hedging Agreements, (b) any and all cancellations, buy-backs, reversals, terminations or assignments of any Fledging Agreements and (c) any agreement, contract or transaction that constitutes a “swap” within the meaning of section l a(47) of the Commodity Exchange Act; provided, however, that the definition of “Hedging Obligation” shall not create any guarantee by any Hedging Guarantor of (or grant of security interest by any Hedging Guarantor to support, as applicable) any Excluded Hedging Obligations of such Hedging Guarantor for purposes of determining any obligations of any Hedging Guarantor.

“Loans” shall mean, collectively, all Revolving Loans, the Term Loan and 2013 Term Loan made by the Bank to the Borrowers and all Letter of Credit Obligations, under and pursuant to this Agreement.

“Note” and “Notes” shall mean, respectively, each of and collectively, the Revolving Note in the Form of Exhibit A, the Term Note in the form of Exhibit B and the 2013 Term Loan Note.

“Obligations” shall mean the Loans, the Notes, all interest accrued thereon (including interest which would be payable as post-petition in connection with any bankruptcy or similar proceeding, whether or not permitted as a claim thereunder), any fees due the Bank hereunder, any expenses incurred by the Bank hereunder, including without limitation, all liabilities and obligations under this Agreement, under any other Loan Document, any reimbursement obligations of any of the Borrowers in respect of Letters of Credit and surety bonds, all Hedging Obligations of any of the Borrowers which are owed to the Bank or any Affiliate of the Bank, and all Bank Product Obligations of any of the Borrowers, and any and all other liabilities and obligations owed by any of the Borrowers to the Bank from time to time, howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, now or hereafter existing, or due or to become due, together with any and all renewals, extensions, restatements or replacements of any of the foregoing. Notwithstanding the foregoing, the definition of “Obligations” shall not create any guarantee by any Hedging Guarantor of (or grant of security interest by any Hedging Guarantor to support, as applicable) any Excluded Hedging Obligations of such Hedging Guarantor for purposes of determining any obligations of any Hedging Guarantor.

“Qualified ECP Guarantor” means, in respect of any Hedging Obligation, each Borrower or other Obligor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes or would become effective with respect to such Hedging Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

2.   Amendment to Loans, Notes and Schedules.

(a) The Borrowers covenant and agree (i) to apply the net proceeds of the 2013 Term Loan to reduce the outstanding principal balance of the Revolving Loans (and Borrowers may retain any net proceeds remaining after so reducing the principal balance of the Revolving Loan) and (ii) that each of the Loans is cross-defaulted and cross-collateralized with each other Loan.

(b) Section 9.1(a) of the Loan Agreement is amended and restated as follows:

(a)     the Obligations under this Agreement, the other Loan Documents and the 2013 Term Loan;

(c) A new Section 13.9 is added to the Loan Agreement as follows:

13.9 Qualified ECP Guarantor Undertaking. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Obligor to honor all of its guarantee obligations under this Section 13 in respect of Hedging Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 13.9 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 13.9 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 13.9 shall remain in full force and effect until the commitment of the Bank to make the Loans has been irrevocably terminated, the Obligations have been repaid in full and each Borrower’s obligations under this Agreement have been discharged. Each Qualified ECP Guarantor intends that this Section 13.9 shall be deemed to constitute a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(d) Schedules 6.1 (Excluded Collateral), 7.1 (Borrower Organization Identification Numbers), 7.6 (Capital Securities), 7.9 (Litigation and Contingent Liabilities), 7.12 (Environmental Matters), 7.22 (Deposit Accounts), 7.23 (Location of All. Collateral), 7.27 (Real Property), 8.23 (Excluded Bank Accounts), 9.1 (Debt), 9.2 (Permitted Liens), and 9.3 (Investments) to the Loan Agreement are hereby deleted in their entirety and replaced with Schedules 6.1, 7.1, 7.6, 7.9, 7.12, 7.22, 7.23, 7.27, 8.23, 9.1, 9.2 and 9.3 attached hereto.

3.   Representations and Warranties of Borrowers.

(a) The Recitals in this Amendment are true and correct in all respects. All representations and warranties of each Borrower in the Loan Agreement and in the other Loan Documents to which each Borrower is a party are incorporated herein in full by this reference and are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date.

(b) After, giving effect to this Amendment, no Event of Default or Unmatured Event of Default has occurred and is continuing.

(c) Each Borrower has the power, and has been duly authorized by all requisite action, to execute and deliver this Amendment. This Amendment has been duly executed by each Borrower.

(d) This Amendment is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower and each of the other Borrowers in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally.

(e) The execution, delivery and performance of this Amendment do not and will not (i) violate any law, rule, regulation or court order to which any of the Borrowers is subject; (ii) conflict with or result in a breach of the certificate of formation or incorporation, bylaws, limited liability company agreement or other organizational documents of any of the Borrowers or any other agreement or instrument to which it is party or by which the properties of any of the Borrowers is bound; or (iii) result in the creation or imposition of any Lien on any property of any of the Borrowers, whether now owned or hereafter acquired, other than Liens in favor of the Bank.

(f) No consent or authorization of, filing with or other act by or in respect of any Person is required in connection with the execution, delivery or performance by each of the Borrowers, or the validity or enforceability, of this Amendment, or the consummation of the transactions contemplated hereby.

4.   Conditions Precedent to Effectiveness. This Amendment shall be effective on the date when each of the following conditions shall have been satisfied in the sole discretion of the Bank:

(a) Amendment. Each of the Borrowers and the Bank shall have delivered to the Bank executed counterparts of this Amendment.

(b) 2013 Term Loan. The Bank has funded the 2013 Term Loan and the Borrowers have executed and delivered all documents required by the Bank in connection therewith.

(c) Secretary and Manager Certificates. With respect to each Borrower, (i) good standing certificates in its state of incorporation (or formation) and in each other state requested by the Bank; and (ii) certification that the certificates delivered by such Borrower on or about April 20, 2011, remain in full force and effect (it being understood that the Bank may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), all certified by its secretary or an assistant secretary or manager (or similar officer) as being in full force and effect without modification; and

(d) Other Documents. The Borrowers shall have delivered to the Bank such other agreements, certificates, instruments and other documents as the Bank may reasonably request to accomplish the purposes of this Amendment.

5.   Reference to and Effect on Loan Documents.

(a) Ratification. Except as specifically provided in this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and each Borrower hereby ratifies and confirms each such Loan Document. Without limiting the generality of the foregoing, the Borrowers are and remain jointly and severally liable for the Obligations under the Loan Agreement and Notes as if the Borrowers were signatories thereto.

(b) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of any right, power or remedy of the Bank under the Loan Agreement or any of the other Loan Documents, or, except as expressly provided in herein, constitute a consent, waiver or modification with respect to any provision of the Loan Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended and modified hereby.

6.   Entire Agreement. This Amendment, including all annexes, exhibits, schedules and other documents incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

7.   Fees and Expenses. As provided in the Loan Agreement, the Borrowers agree to pay on demand all fees, costs and expenses incurred by the Bank in connection with the preparation, execution and delivery of this Amendment.

8.   Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

9.   Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

10.    Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the Bank and shall be binding upon the successors and assigns of each Borrower.

11.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (such as fax or e-mail) shall be as effective as delivery of a manually executed counterpart thereof.

12.    Headings. The paragraph headings used in this Amendment are for convenience only and shall not affect the interpretation of any of the provisions hereof.

13.       Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS SET FORTH IN THE CREDIT AGREEMENT, OR, IF NO JURISDICTION IS SET FORTH THEREIN, BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

14.         Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE BANK FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. EACH OF THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE BORROWERS FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

15.   Waiver of Jury Trial. THE BANK AND EACH OF THE BORROWERS, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE BANK AND ANY OF THE BORROWERS ARE ADVERSE PARTIES, AND EACH AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK ENTERING INTO THIS AMENDMENT.

16. Release of Claims. In consideration of the execution and delivery of this Amendment by the Bank, the sufficiency of which is acknowledged, and excepting only the contractual obligations respecting future performance by the Bank arising under the Loan Agreement and the Loan Documents, each of the Borrowers hereby irrevocably releases and forever discharges the Bank and each of its affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, representatives and attorneys (each, a “Released Person”) of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever which such Borrowers may now have or claim to have on and as of the date hereof against any Released Person, whether presently known or unknown, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, and of every nature and extent whatsoever (collectively, “Claims”). Each Borrower jointly and severally represents and warrants to the Bank that it has not granted or purported to grant to any other Person any interest whatsoever in any Claim, as security or otherwise. The Borrowers shall jointly and severally indemnify, defend and hold harmless each Released Person from and against any and all Claims and any loss, cost, liability, damage or expense (including reasonable attorneys’ fees and expenses) incurred by any Released Person in investigating, preparing for, defending against, providing evidence or producing documents in connection with or taking other action in respect of any commenced or threatened Claim.

EACH BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AMENDMENT. EACH BORROWER HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, EACH BORROWER WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

[Signature page(s) follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

THE BANK:

THE PRIVATEBANK AND TRUST COMPANY

By:  /s/  Douglas W. Buchler
       Authorized Officer
THE BORROWERS:

LIFEWAY FOODS, INC.

By:  /s/ Julie Smolyansky
Title:  President

FRESH MADE, INC.

By:  /s/ Edward Smolyansky
Title:  President

HELIOS NUTRITION LIMITED

By:  /s/ Edward Smolyansky
Title:  CFO and Secretary

PRIDE OF MAIN STREET DAIRY, LLC

By:  /s/ Edward Smolyansky
Title:  Manager

STARFRUIT, LLC

By:  /s/ Edward Smolyansky
Title:  Manager

LIFEWAY WISCONSIN, INC.

By:  /s/ Edward Smolyansky
Title:  President

SCHEDULE 6.1

Excluded Collateral

Real property owned by Freshmade and located at 810-820 Bleigh Avenue, Philadelphia, Pennsylvania.

The following Morgan Stanley accounts and amounts held therein:

Lifeway Foods, Inc.                                           Account No. 433-083275

The following Barclays accounts and the amounts held therein:

Lifeway Foods, Inc.                                           Account No. 832-94962
Lifeway Foods, Inc.                                           Account No. 832-94983
Lifeway Foods, Inc.                                           Account No. 832-94984

The following UBS accounts and amounts held therein:

Lifeway Foods, Inc.                                           Account No. NI163 5F3
Lifeway Foods, Inc.                                           Account No. NI1636F3
Lifeway Foods, Inc.                                           Account No. NI1637F3

SCHEDULE 7.1

Borrower Organization Identification Numbers

Borrower	Jurisdiction	Organization Identification Number

Lifeway Foods, Inc.	Illinois	5425-124-6
Fresh Made, Inc.	Pennsylvania	822425 9
Helios Nutrition Limited	Minnesota	P-79
Pride of Main Street Dairy, LLC	Minnesota	183 91-LLC
Starfruit, LLC	Illinois	02155133
Lifeway Wisconsin, Inc.	Illinois	69019633

SCHEDULE 7.6

Capital Securities

Borrower	# of Authorized Shares	# of Issued Shares
Lifeway Foods, Inc.	22,500,000	16,867,890*
Fresh Made, Inc.	10,000	10,000
Helios Nutrition Limited	15,000,000	809,888
Lifeway Wisconsin, Inc.	10,000	1,000

*Weighted average number of shares outstanding as of the 9 month period ending September 30, 2008.

Borrower	# of Membership Interests
Pride of Main Street Dairy, LLC	3,433,400
Starfruit, LLC	100

SCHEDULE 7.9

Litigation and Contingent Liabilities

1.           Keatley, et al. v. Lifeway Foods, Inc., class action pending in the U.S. District Court for the Northern District of Illinois, alleging false marketing.

2.           Phelan v. Lifeway Foods, Inc., class action pending with the Superior Court of the State of California, County of San Francisco, alleging false and misleading advertising as to health benefits.

3.           AptarGroup, Inc. v. Lifeway Foods, Inc., pending in the U.S. District Court for the Northern District of Illinois, alleging patent infringement.

SCHEDULE 7.12

Environmental Matters

1. Phase I Environmental Site Assessment of 6431 West Oakton Street, Morton Grove, Illinois, prepared by The English Company, dated as of October 20, 2008, and known as Project No. 2718-544.

2. Limited Subsurface Investigation of 6431 West Oakton Street, Morton Grove, Illinois, prepared by The English Company, dated as of December 30, 2008, and known as Project No. 2751-554.

3. Phase I Environmental Site Assessment of 6101 Gross Point Road, Niles, Illinois,

prepared by Advanced Environmental Corporation, dated as of July 6, 2005, and known as Project No. 05.21080092.

4. Phase I Environmental Site Assessment of 7625 North Austin Avenue, Skokie, Illinois, prepared by The English Company, dated as of October 20, 2008, and known as Project No. 2717-544.

5. Phase I Environmental Site Assessment and Limited Environmental Compliance Review of 810-820 Bleigh Avenue, Philadelphia, Pennsylvania, prepared by Environ International Corporation, dated as of November, 2008, and known as Project No. 02-21727A.

6. Geophysical Investigation Report of 810-820 Bleigh Avenue, Philadelphia, Pennsylvania, prepared by Enviroprobe Service, Inc., dated as of December 12, 2008.

7. Letter from Environ International Corporation, dated as of January 6, 2009, and addressed to Ted Esborn, Esq. of McDonald Hopkins, with respect to 810-820 Bleigh Avenue, Philadelphia, Pennsylvania.

8. Letter from Environ International Corporation, dated as of December 8, 2008, and addressed to Ted Esborn, Esq. of McDonald Hopkins, with respect to 810-820 Bleigh Avenue, Philadelphia, Pennsylvania.

9. Letter from Environ International Corporation dated as of December 15, 2008, and addressed to Ted Esborn, Esq. of McDonald Hopkins, with respect to 810-820 Bleigh Avenue, Philadelphia, Pennsylvania.

10. Phase I Environmental Site Assessment of 214 Main Street South, Sauk Centre, Minnesota, prepared by Widseth Smith Nolting, dated as of April, 2000, and known as WSN No. 260B676.

11. Phase I Environmental Site Assessment of 2101 Delafield Street, Waukesha, Wisconsin, prepared by Vieau Associates Inc. dated as of March 26, 2013.

12. Limited Subsurface Investigation Report of 2101 Delafield Street, Waukesha, Wisconsin, dated July 16, 2013, prepared by EBI Consulting.

SCHEDULE 7.22

Deposit Accounts

Lifeway Foods, Inc.	The PrivateBank, 70 West Madison, Chicago, IL	2275025	Business Checking
Fresh Made, Inc.	The PrivateBank, 70 West Madison, Chicago, IL	2197617	Business Checking
Pride of Main Street Dairy	The PrivateBank, 70 West Madison, Chicago, IL	2271136	Business Checking
	Minnesota National Bank, 235 Main St, Sauk Centre MN 56378	2186585	Business Checking
Helios Nutrition	None
Starfruit LLC	Chase, Chicago IL	827403254 863559795 863559829 863559787 863559449 964691307	Business Checking (Master) Business Checking (Block 37) Business Checking (Division) Business Checking (Halsted) Business Checking (Merchandise Mart) Business Checking (Truck)
Lifeway Wisconsin, Inc.	The PrivateBank, 70 West Madison, Chicago, IL	2346517

SCHEDULE 7.23

Location of All Collateral

Lifeway Foods, Inc.	6431 W. Oakton St, Morton Grove, IL 60053 Cook 6101 W. Gross Point Rd, Niles, IL 7625 N. Austin Ave, Skokie, IL 60077 Cook 214 Main Street S, Sauk Centre, MN 56378
Fresh Made, Inc.	810 Bleigh St, Philadelphia, PA 19111
Pride of Main Street Dairy	214 Main Street S, Sauk Centre, MN 56378
Helios Nutrition	214 Main Street S, Sauk Centre, MN 56378
Starfruit LLC	1745 W. Division St, Chicago, IL 60612 2142 N. Halsted, Chicago, IL 60614 108 N. State, Chicago, IL 60602 222 Merchandise Mart Plaza, Chicago, IL 60654
Lifeway Wisconsin, Inc.	2101 Delafield Street, Waukesha, WI 53188

SCHEDULE 7.27

Real Property

Lifeway Foods, Inc.	6431 W. Oakton St, Morton Grove, IL 60053 Cook 6101 W. Gross Point Rd, Niles, IL 7625 N. Austin Ave, Skokie, IL	Owned	Lifeway Foods Inc.
Fresh Made, Inc.	810 Bleigh St. Philadelphia, PA 19111	Owned	Freshmade Inc.
Pride of Main Street Dairy	214 Main Street S, Sauk Centre, MN 56378	Owned	Pride of Main Street Dairy
Helios Nutrition	None
Starfruit LLC	1745 W. Division St. Chicago, IL 60612	Leased	John Leydon - Ruby Room
Starfruit LLC	2142 North Halsted, Chicago, IL 60614	Leased	Michael Williamson
Starfruit LLC	108 N. State Chicago, IL 60602	Leased	CB Richard Ellis
Starfruit LLC	222 Merchandise Mart Plaza Chicago, IL 60654	Leased	Merchandise Mart.
Lifeway Wisconsin, Inc.	2101 Delafield Street Waukesha, WI 53188	Owned	Lifeway Wisconsin, Inc.

SCHEDULE 8.23

Excluded Bank Accounts

Pride of Main Street Dairy	Minnesota National Bank, 235 Main St, Sauk Centre, MN 56378	2186585	Business Checking
Starfruit LLC	Chase, Chicago IL		Business Checking
		827403254	(Master)

		863559795	Business Checking
(Block 37)
		863559829	Business Checking
(Division)
		863559787	Business Checking
(Halsted)
		863559449	Business Checking
(Merchandise Mart)
		964691307	Business Checking (Truck)

SCHEDULE 9.1

Debt

None other than the Amani-Helios Debt

SCHEDULE 9.2

Permitted Liens

None.

SCHEDULE 9.3

Investments

All the Morgan Stanley, Barclays and UBS accounts identified on Schedule 6.1.